Share Capital and Share Premium (Tables)	6 Months Ended
Dec. 31, 2024
Share Capital and Share Premium [Abstract]
Schedule of Share Capital Stock and Share Premium Amounts

As of December 31, 2024, the share capital stock and share premium amounts to $70,553,693. The following table sets forth details of the balances as of December 31, 2024 and 2023, as of June 30, 2024 and 2023:

	Number of shares	Shares issued amount	Shares to be issued amount	Treasury Shares	Share Premium	Cost of own shares held

Balance as of June 30, and December 31, 2023	37,563,768	375,641	3,068	-	66,996,982	-
Balance as of June 30, 2024	38,440,602	385,641	3,068	(1,232)	69,159,382	(303,768)
Issue of share capital (i)	30,103	301	-	-	24,302	-
Settlement with shareholders (Business Combination)	-	-	(641)	-	(217,276)
Issue of share capital – Shared-based payments (ii)	1,532,969	15,330	(2,427)	-	1,186,013	-
Balance as of December 31, 2024	40,003,674	401,272	-	(1,232)	70,152,421	(303,768)

(i)	In April 2023, the Company entered into a Share Purchase Agreement with Nomura Securities International, Inc (“Nomura”). The Agreement provides for a committed equity financing facility under which the Company has the option, but not the obligation, to sell up to the equivalent of $50 million in aggregate gross purchase price of its ordinary shares to Nomura over a 36-month period, subject to the terms of the Agreement. The Company intends to use the proceeds from any future sales of securities under the financing facility, if it is utilized, for general corporate purposes.
(ii)	On December 2024, the Board of Directors approved an increase in the Company’s share capital by an amount of $15,330 (equivalent to 1,532,969 shares), bringing the total share capital to $401,272. This increase was authorized to issue the shares under “Shared to be issued” and the related ones to “RSUs” in the statement of changes in equity (non-cash transaction)